Exhibit 10.1 EXECUTION VERSION EASTGROUP PROPERTIES, L.P. EASTGROUP PROPERTIES, INC. $150,000,000 4.90% Series A Senior Notes due 2033 4.95% Series B Senior Notes due 2034 ______________ NOTE PURCHASE AGREEMENT ______________ Dated as of August 16, 2022

TABLE OF CONTENTS SECTION HEADING PAGE -i- SECTION 1. Authorization of Notes; Guaranties. ................................................................ 1 Section 1.1. The Notes ............................................................................................. 1 Section 1.2. The Guaranties ..................................................................................... 1 SECTION 2. Sale and Purchase of Notes. ............................................................................. 2 SECTION 3. Execution; Closing. .......................................................................................... 2 SECTION 4. Conditions to Closing. ..................................................................................... 2 Section 4.1. Representations and Warranties ........................................................... 2 Section 4.2. Performance; No Default ..................................................................... 2 Section 4.3. Compliance Certificates ....................................................................... 3 Section 4.4. Opinions of Counsel ............................................................................ 3 Section 4.5. Purchase Permitted by Applicable Law, Etc........................................ 3 Section 4.6. Sale of Other Notes .............................................................................. 4 Section 4.7. Payment of Special Counsel Fees ........................................................ 4 Section 4.8. Private Placement Numbers ................................................................. 4 Section 4.9. Changes in Corporate Structure ........................................................... 4 Section 4.10. Funding Instructions ............................................................................ 4 Section 4.11. Pool Properties ..................................................................................... 4 Section 4.12. Original Guaranties .............................................................................. 4 Section 4.13. Proceedings and Documents ................................................................ 5 SECTION 5. Representations and Warranties of the Company. ........................................... 5 Section 5.1. Organization; Power and Authority ..................................................... 5 Section 5.2. Authorization, Etc ................................................................................ 5 Section 5.3. Disclosure ............................................................................................ 5 Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates .............................................................................................. 6 Section 5.5. Financial Statements; Material Liabilities ........................................... 6 Section 5.6. Compliance with Laws, Other Instruments, Etc .................................. 7 Section 5.7. Governmental Authorizations, Etc....................................................... 7 Section 5.8. Litigation; Observance of Agreements, Statutes and Orders ............... 7 Section 5.9. Taxes .................................................................................................... 7 Section 5.10. Title to Property; Leases ...................................................................... 8 Section 5.11. Licenses, Permits, Etc .......................................................................... 8 Section 5.12. Compliance with ERISA...................................................................... 8 Section 5.13. Private Offering by the Company ........................................................ 9 Section 5.14. Use of Proceeds; Margin Regulations................................................ 10 Section 5.15. Existing Indebtedness; Future Liens .................................................. 10 Section 5.16. Foreign Assets Control Regulations, Etc ........................................... 11 Section 5.17. Status under Certain Statutes ............................................................. 11 Section 5.18. Environmental Matters....................................................................... 11 Section 5.19. Pool Properties ................................................................................... 12

TABLE OF CONTENTS (continued) SECTION HEADING PAGE -ii- Section 5.20. No Contractual or Corporate Restrictions.......................................... 12 SECTION 6. Representations of the Purchasers. ................................................................ 12 Section 6.1. Purchase for Investment ..................................................................... 12 Section 6.2. Source of Funds ................................................................................. 12 Section 6.3. Accredited Investor ............................................................................ 14 SECTION 7. Information as to Company. .......................................................................... 14 Section 7.1. Financial and Business Information ................................................... 14 Section 7.2. Officer’s Certificate ........................................................................... 17 Section 7.3. Visitation; Professional Services ....................................................... 18 Section 7.4. Electronic Delivery ............................................................................ 18 SECTION 8. Payment and Prepayment of the Notes. ......................................................... 19 Section 8.1. Maturity.............................................................................................. 19 Section 8.2. Optional Prepayments with Make-Whole Amount............................ 19 Section 8.3. Allocation of Partial Prepayments ..................................................... 20 Section 8.4. Maturity; Surrender, Etc .................................................................... 20 Section 8.5. Purchase of Notes .............................................................................. 20 Section 8.6. Make-Whole Amount ........................................................................ 21 Section 8.7. Prepayment upon a Change of Control .............................................. 22 Section 8.8. Payments Due on Non-Business Days ............................................... 23 SECTION 9. Affirmative Covenants. .................................................................................. 23 Section 9.1. Compliance with Laws ...................................................................... 24 Section 9.2. Insurance ............................................................................................ 24 Section 9.3. Maintenance of Properties ................................................................. 24 Section 9.4. Payment of Taxes and Claims............................................................ 24 Section 9.5. Corporate Existence, Etc .................................................................... 24 Section 9.6. Books and Records ............................................................................ 25 Section 9.7. Guarantors .......................................................................................... 25 Section 9.8. Property Pool ..................................................................................... 26 Section 9.9. Co-Borrowers ..................................................................................... 27 SECTION 10. Negative Covenants ....................................................................................... 27 Section 10.1. Transactions with Affiliates ............................................................... 27 Section 10.2. Merger, Consolidation, Acquisitions, Sale of Assets, Etc ................. 28 Section 10.3. Line of Business ................................................................................. 28 Section 10.4. Economic Sanctions, Etc ................................................................... 29 Section 10.5. Financial Tests ................................................................................... 29 Section 10.6. Liens ................................................................................................... 29 Section 10.7. Indebtedness ....................................................................................... 29 Section 10.8. Redemption ........................................................................................ 29 Section 10.9. Loans and Investments ....................................................................... 30

TABLE OF CONTENTS (continued) SECTION HEADING PAGE -iii- Section 10.10. No Negative Pledge ........................................................................... 31 Section 10.11. Restricted Payments ........................................................................... 31 SECTION 11. Events of Default. .......................................................................................... 32 SECTION 12. Remedies on Default, Etc .............................................................................. 34 Section 12.1. Acceleration ....................................................................................... 34 Section 12.2. Other Remedies .................................................................................. 35 Section 12.3. Rescission .......................................................................................... 35 Section 12.4. No Waivers or Election of Remedies, Expenses, Etc ........................ 35 SECTION 13. Registration; Exchange; Substitution of Notes. ............................................. 36 Section 13.1. Registration of Notes ......................................................................... 36 Section 13.2. Transfer and Exchange of Notes ........................................................ 36 Section 13.3. Replacement of Notes ........................................................................ 36 SECTION 14. Payments on Notes. ........................................................................................ 37 Section 14.1. Place of Payment................................................................................ 37 Section 14.2. Home Office Payment........................................................................ 37 SECTION 15. Expenses, Etc. ................................................................................................ 37 Section 15.1. Transaction Expenses......................................................................... 37 Section 15.2. Certain Taxes ..................................................................................... 38 Section 15.3. Survival .............................................................................................. 38 SECTION 16. Survival of Representations and Warranties; Entire Agreement ................... 39 SECTION 17. Amendment and Waiver. ............................................................................... 39 Section 17.1. Requirements ..................................................................................... 39 Section 17.2. Solicitation of Holders of Notes ........................................................ 39 Section 17.3. Binding Effect, Etc............................................................................. 40 Section 17.4. Notes Held by Company, Etc............................................................. 40 SECTION 18. Notices. .......................................................................................................... 40 SECTION 19. Reproduction of Documents. ......................................................................... 41 SECTION 20. Confidential Information. .............................................................................. 41 SECTION 21. Substitution of Purchaser. .............................................................................. 43 SECTION 22. Miscellaneous. ............................................................................................... 43 Section 22.1. Successors and Assigns...................................................................... 43 Section 22.2. Accounting Terms .............................................................................. 43 Section 22.3. Severability ........................................................................................ 43 Section 22.4. Construction, Etc................................................................................ 44 Section 22.5. Counterparts; Electronic Contracting ................................................ 44

TABLE OF CONTENTS (continued) SECTION HEADING PAGE -iv- Section 22.6. Governing Law .................................................................................. 44 Section 22.7. Jurisdiction and Process; Waiver of Jury Trial .................................. 44

-v- SCHEDULE A -- INFORMATION RELATING TO PURCHASERS SCHEDULE B -- DEFINED TERMS SCHEDULE 1.1(a) -- FORM OF 4.90% SERIES A SENIOR NOTE DUE 2033 SCHEDULE 1.1(b) -- FORM OF 4.95% SERIES B SENIOR NOTE DUE 2034 SCHEDULE 1.2 -- FORM OF GUARANTY SCHEDULE 4.4(a)(1) -- FORM OF OPINION OF SPECIAL COUNSEL FOR THE OBLIGORS SCHEDULE 4.4(a)(2) -- FORM OF OPINION OF SPECIAL NEW YORK COUNSEL FOR THE OBLIGORS SCHEDULE 4.4(b) -- FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS SCHEDULE 5.3 -- DISCLOSURE MATERIALS SCHEDULE 5.4 -- SUBSIDIARIES OF EASTGROUP PROPERTIES, INC. AND OWNERSHIP OF EQUITY INTERESTS SCHEDULE 5.5 -- FINANCIAL STATEMENTS SCHEDULE 5.15 -- EXISTING INDEBTEDNESS

EASTGROUP PROPERTIES, L.P. EASTGROUP PROPERTIES, INC. 400 W. Parkway Place, Suite 100 Ridgeland, Mississippi 39157-6005 4.90% Series A Senior Notes due 2033 4.95% Series B Senior Notes due 2034 As of August 16, 2022 TO EACH OF THE PURCHASERS LISTED IN SCHEDULE A HERETO: Ladies and Gentlemen: EASTGROUP PROPERTIES, L.P., a Delaware limited partnership (the “Operating Partnership”), and EASTGROUP PROPERTIES, INC., a Maryland corporation (the “Parent”), jointly and severally (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, collectively the “Company”), agree with each of the Purchasers as follows: SECTION 1. AUTHORIZATION OF NOTES; GUARANTIES. Section 1.1. The Notes. The Company has authorized the issue and sale of $150,000,000 aggregate principal amount of its Senior Notes, of which $75,000,000 aggregate principal amount shall be its 4.90% Series A Senior Notes due 2033 (the “Series A Notes”) and $75,000,000 aggregate principal amount shall be its 4.95% Series B Senior Notes due 2034 (the “Series B Notes”; the Series A Notes and the Series B Notes (as each may be amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Notes”). The Series A Notes and the Series B Notes shall be substantially in the forms set out in Schedules 1.1(a) and 1.1(b), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified. Section 1.2. The Guaranties. On the terms and subject to the conditions set forth herein, the obligations of the Company under this Agreement and the Notes will be unconditionally and irrevocably guaranteed by Subsidiaries of the Parent (each being a “Guarantor” and collectively, the “Guarantors,” which terms shall include at any time each Original Guarantor and each other Subsidiary of the Parent that hereafter executes and delivers a Guaranty pursuant to Section 9.7 or Section 9.8(b) but shall exclude at such time any Original Guarantor or other Subsidiary or other Person theretofore released from its obligations as a Guarantor pursuant to Section 9.7), pursuant to a Guaranty of such Guarantor (as amended, restated or otherwise modified from time to time) substantially in the form of Schedule 1.2 (individually, a “Guaranty” and collectively, the “Guaranties”, which terms shall include at any time each Guaranty executed

-2- and delivered at the Closing pursuant to Section 4.12 or thereafter pursuant to Section 9.7 or Section 9.8). SECTION 2. SALE AND PURCHASE OF NOTES. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. SECTION 3. EXECUTION; CLOSING. The execution and delivery of this Agreement shall occur on August 16, 2022 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of ArentFox Schiff LLP, 1185 Avenue of the Americas, Suite 3000, New York, New York 10036, at 11:00 a.m., New York City time, at a closing (the “Closing”) on a date on or prior to October 12, 2022 selected by the Company, written notice of which the Company shall have provided to each Purchaser at least seven Business Days prior thereto. At the Closing, the Company will deliver to each Purchaser the Notes of each series to be purchased by such Purchaser in the form of a single Note of such series (or such greater number of Notes of such series in denominations of at least $1,000,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the account set forth in the funding instructions delivered pursuant to Section 4.10. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes. SECTION 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: Section 4.1. Representations and Warranties. The representations and warranties of the Obligors in the Transaction Documents shall be correct on the Execution Date and at the Closing. Section 4.2. Performance; No Default. The Obligors shall have performed and complied with all their respective agreements and conditions contained in the Transaction Documents to which the Obligors are parties required to be performed or complied with by them

-3- prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Presentation that would have been prohibited by Section 9 or Section 10 had such Section applied since such date. Section 4.3. Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s Organizational Documents as then in effect. (c) Guarantors’ Certificates. Comparable certificates shall be provided in respect of each Original Guarantor. Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (1) Butler Snow LLP, counsel for the Company and the Original Guarantors, covering the matters set forth in Schedule 4.4(a)(1) and (2) Bond Schoeneck & King PLLC, New York counsel for the Company and Original Guarantors, covering the matters set forth in Schedule 4.4(a)(2), in each case covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to the Purchasers) and (b) from ArentFox Schiff LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request. Section 4.5. Purchase Permitted by Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

-4- Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A. Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Execution Date and the date of the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4(b) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such date. Section 4.8. Private Placement Numbers. A Private Placement Number issued by CUSIP Global Services (in cooperation with the SVO) shall have been obtained for each series of the Notes. Section 4.9. Changes in Corporate Structure. Neither the Operating Partnership nor the Parent shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5. Section 4.10. Funding Instructions. At least five Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of the purchase price for the Notes and setting forth (a) the name and address of the transferee bank and the name and telephone number of a contact person at such bank, (b) such transferee bank’s ABA number, (c) the account name and number into which the purchase price for the Notes is to be deposited and (d) the name and telephone number of a Responsible Officer of the Company responsible for (i) verifying receipt of the funds and (ii) verifying the information set forth in the instructions. At the request of any Purchaser (which may be by email), an identifiable Responsible Officer shall confirm the written instructions by a live videoconference made available to the Purchasers no later than three Business Days prior to the date of the Closing. Each Purchaser also has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $51.00) to the account identified in the written instructions no later than two Business Days prior to Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes. Section 4.11. Pool Properties. The Company shall have delivered to such Purchaser an Officer’s Certificate certifying the Properties in the Pool. Section 4.12. Original Guaranties. Each of the Original Guarantors shall have duly executed and delivered to such Purchaser a Guaranty and all such Guaranties shall be in full force and effect.

-5- Section 4.13. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Operating Partnership and the Parent, jointly and severally, represent and warrant to each Purchaser that: Section 5.1. Organization; Power and Authority. Each Obligor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the power and authority to own or hold under lease the Properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Notes, and each other Transaction Document to which it is a party, as applicable, and to perform the provisions hereof and thereof. No Obligor is subject to any instrument or agreement which would materially prevent it from conducting its business as it is now conducted or as it is contemplated to be conducted. Section 5.2. Authorization, Etc. The Transaction Documents have been duly authorized by all necessary corporate or other company action on the part of the Obligors party thereto, as applicable, and this Agreement and the Guaranties constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each of the Obligors party thereto, as applicable, enforceable against such Obligors in accordance with their respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 5.3. Disclosure. The Company, through its agent, BofA Securities, Inc., has delivered to each Purchaser a copy of the Investor Presentation, dated June 29, 2022 (the “Presentation”), relating to the transactions contemplated hereby. The Presentation fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Presentation, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company on or prior to July 12, 2022 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Presentation and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

-6- Except as disclosed in the Disclosure Documents, since December 31, 2021, there has been no change in the financial condition, operations, business, Properties or prospects of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the Company and each other Subsidiary, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers. (b) All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement. (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the Properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. (d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary. (e) The Company has no Subsidiaries (excluding Wholly-Owned Subsidiaries which have executed a Guaranty) which individually or in the aggregate own more than 10% in value of the consolidated assets of the Company and its Subsidiaries, as determined in accordance with Generally Accepted Accounting Principles. Each of the Company’s Subsidiaries is a “qualified REIT subsidiary” under Section 856 of the Code. Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on

-7- Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with Generally Accepted Accounting Principles consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents. Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes and by the Obligors of the other Transaction Documents to which they are a party, as applicable, will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any Property of any Obligor or any of their respective Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, Organizational Document, shareholders agreement or any other agreement or instrument to which such Obligor is bound or by which such Obligor or any of its Subsidiaries or any of their Properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any other Subsidiary or (c) violate any Legal Requirement applicable to any Obligor or any other Subsidiary. Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or by the Obligors of the other Transaction Documents to which they are a party, as applicable. Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting any Obligor or any other Subsidiary or any Property of any Obligor or any other Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) No Obligor or any other Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any Legal Requirement (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.9. Taxes. Each Obligor has filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their Properties, assets, income or franchises,

-8- to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or another Obligor, as the case may be, has established adequate reserves in accordance with Generally Accepted Accounting Principles. The Company knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2017. Section 5.10. Title to Property; Leases. The Obligors have good and sufficient title to their respective Properties that individually or in the aggregate are Material, including all such Properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by an Obligor after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. Section 5.11. Licenses, Permits, Etc. (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others. (b) To the best knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person. (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries. Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate, if any, have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined

-9- in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA. (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material. (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. (f) The Obligors and their Subsidiaries do not have any Non-U.S. Plans. Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered, during a period of at least six months prior to the date of such offer, the Notes, the Guaranties or any similar Securities for sale to, or solicited any offer to buy the Notes, the Guaranties or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 15 other Institutional Investors, each of which has been offered the Notes, the Guaranties or such similar Securities at a private sale for investment and not through any form of general solicitation, advertising, seminar or other public process. Neither the Company nor anyone acting on its behalf has taken, or will

-10- take, any action that would subject the issuance or sale of the Notes or the execution and delivery of the Guaranties to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder for refinancing of debt and other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of March 31, 2022 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its Property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness. (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its Organizational Documents) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company or any Subsidiary, except as disclosed in Schedule 5.15.

-11- Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union. (b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti- Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws; (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti- Corruption Laws. Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended, nor is the Company a “commodity pool” as that term is defined under the Commodity Exchange Act. Section 5.18. Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim

-12- against the Company or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (d) Neither the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (e) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.19. Pool Properties. As of the Execution Date, the Properties in the Pool are listed on the attachment to the Officer’s Certificate being delivered pursuant to Section 4.11 and each such Property complies with the requirements of Section 9.8. Section 5.20. No Contractual or Corporate Restrictions. No Obligor is a party to, or bound by, any contract, agreement or charter or other corporate restriction materially and adversely affecting its business, Property, assets, operations or condition, financial or otherwise. SECTION 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to

-13- be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

-14- (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. Section 6.3. Accredited Investor. Each Purchaser severally represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3), (7) or (9) of Regulation D under the Securities Act) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). SECTION 7. INFORMATION AS TO COMPANY. Section 7.1. Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor: (a) Quarterly Statements – upon the earlier of (1) the date by which the Parent’s quarterly financial statements are required to be delivered under any Material Credit Facility and (2) five Business Days greater than the period applicable to the filing of the Parent’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof, duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income, changes in equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in

-15- accordance with Generally Accepted Accounting Principles applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year- end adjustments; (b) Annual Statements – upon the earlier of (1) the date by which the Parent’s annual financial statements are required to be delivered under any Material Credit Facility and (2) five Business Days greater than the period applicable to the filing of the Parent’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent is subject to the filing requirements thereof, duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and (ii) consolidated statements of income, changes in equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with Generally Accepted Accounting Principles, and that the examination of such accountants in connection with such financial statements has been made in accordance with the standards of the Public Company Accounting Oversight Board (United States), and that such audit provides a reasonable basis for such opinion in the circumstances; (c) SEC and Other Reports – promptly upon their becoming available, one copy of (i) each financial statement, report or notice sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability, but including notice regarding any changes in the capitalization rate used therein for the purpose of calculating the value of operating real estate assets of the Company and its Subsidiaries thereunder) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), each proxy statement and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC; (d) Notice of Default or Event of Default; Material Adverse Change; Material Litigation – promptly, and in any event within five Business Days after a Responsible Officer obtains actual knowledge of the existence of (i) any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default

-16- hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(e), (ii) the institution or threatened institution of any lawsuit or proceeding affecting any Obligor in which the claim exceeds the lesser of (A) $5,000,000 or (B) the amount of applicable insurance coverage maintained by such Obligor or (iii) any Material Adverse Change, in each case, a written notice specifying the nature and, if applicable, period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) ERISA Matters – promptly, and in any event within five Business Days after a Responsible Officer obtains actual knowledge of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date; or (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; (f) Notices from Governmental Authority – promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; (g) Resignation or Replacement of Auditors – within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; and (h) Requested Information – with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or Properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Parent’s Form 10-Q and Form 10-K) or relating to the ability of the

-17- Obligors to perform their respective obligations hereunder and under the Notes and the other Transaction Documents, as applicable, as from time to time may be reasonably requested by any such Purchaser or holder of a Note. Section 7.2. Officer’s Certificate. The Company shall, within 50 days after the end of each quarter (except the last quarter) of each fiscal year of the Parent, and within 100 days after the end of each fiscal year of the Parent, deliver to each Purchaser and each holder of a Note a certificate of a Senior Financial Officer: (a) Covenant Compliance – setting forth the information from the financial statements delivered pursuant to Section 7.1(a) or Section 7.1(b) that is required in order to establish whether the Company was in compliance with the requirements of Sections 9 and 10 during the quarterly or annual period covered by the financial statements then being furnished (including such schedules, computations and other information, including, without limitation, information as to Unconsolidated Affiliates of the Company, in reasonable detail as may be required to demonstrate compliance with the covenants set forth herein), and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from Generally Accepted Accounting Principles with respect to such election; (b) Event of Default – certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; (c) Capital Plan – setting forth a current capital plan for the next four calendar quarters, including projected sources and uses of funds (including dividend and debt payments); (d) Property List – in the case of the financial statements delivered pursuant to Section 7.1(a), containing a detailed listing of the Company and its Subsidiaries’ Property and the Net Book Basis thereof and identifying each Property in the Pool; (e) FFO – containing a statement of Funds From Operations; and

-18- (f) Subsidiary Guarantors – setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of a Senior Financial Officer. Section 7.3. Visitation; Professional Services. The Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor: (a) No Default – if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and Properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; (b) Default – if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or Properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested; and (c) Professional Services –promptly upon the request of any holder that is an Institutional Investor, the Company, at the Company’s sole cost and expense, shall: (i) allow an inspection and/or appraisal of the Obligors’ Property to be made by a Person approved by the requesting holder in its sole discretion; and (ii) whenever a holder that is an Institutional Investor has reasonable cause to believe that a Default or Event of Default may exist, cause to be conducted or prepared any other written report, summary, opinion, inspection, review, survey, audit or other professional service relating to the Property of the Company and its Subsidiaries or any operations in connection with it (all as designated in the holder’s request), including, without limitation, any accounting, architectural, consulting, engineering, design, legal, management, pest control, surveying, title abstracting or other technical, managerial or professional service relating to such Property or its operations. Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

-19- (i) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each Purchaser and each holder of a Note by e-mail; (ii) the Company shall have timely filed such Form 10-Q or Form 10- K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC and shall have made such form available on “EDGAR” (or any successor thereto established by the SEC) or on its home page on the internet, which is located at www.eastgroup.net as of the Execution Date, and shall have delivered the related Officer’s Certificate satisfying the requirements of Section 7.2 to each Purchaser and each holder of a Note by e-mail or by posting on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access; (iii) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access; (iv) the Company shall have filed any of the items referred to in Section 7.1(c)(ii) with the SEC and shall have made such items available on “EDGAR” (or any successor thereto established by the SEC) or on its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access, or shall have delivered such items to each Purchaser and each holder of a Note by e-mail; or (v) the Company shall have made the items referred to in Section 7.1(c)(i) available on its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser and each holder of Notes has free access, or shall have delivered such items to each Purchaser and each holder of a Note by e-mail; provided, however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided further; in the case of any of clause (ii), (iii), (iv) or (v), the Company shall have given each Purchaser and each holder of a Note written notice within five Business Days, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery. SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES. Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then

-20- outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make- Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 8.5. Purchase of Notes. The Company will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder of Notes with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for acceptance for at least 20 Business Days. If the holders of more than 25% of the unpaid principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

-21- Section 8.6. Make-Whole Amount. “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the “Ask Yield(s)” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (i) closest to and greater than such Remaining Average Life and (ii) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The

-22- Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1. “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.7. Prepayment upon a Change of Control. (a) Promptly and in any event within five Business Days after the occurrence of a Change of Control, the Company will give written notice thereof (a “Change of Control Notice”) to the holders of all outstanding Notes, which Change of Control Notice shall (i) refer specifically to this Section 8.7, (ii) describe the Change of Control in reasonable detail and specify the Change of Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof, and (iii) offer to prepay all Notes at the price specified below on the date therein specified (the “Change of Control Prepayment Date”), which shall be a Business Day following the Response Date referred to below and in any event not more than 45 days after the date of such Change of Control Notice. Each holder of a Note will notify the Company of such holder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on or before the date for such notice specified in such Change of Control Notice (the “Response Date”), which specified date shall be not less than 20 days nor more than 30 days after the date of such Change of Control Notice. The Company shall prepay on the Change of Control Prepayment Date all of the Notes held by the holders as to which such offer has been so accepted (it being understood that failure of any holder to accept such offer on or before the Response Date shall be deemed to constitute rejection by such holder), at 100% of the principal amount of each such Note together with interest accrued thereon to the Change of Control Prepayment Date, without premium. If any holder shall reject (or be deemed to have rejected) such offer with respect to any Note held by such holder on or before the Response Date, such holder shall be deemed to have waived its rights under this Section 8.7 to require prepayment of such Note for which such offer was

-23- rejected (or deemed rejected) in respect of such Change of Control but not in respect of any subsequent Change of Control. (b) For purposes of this Section 8.7, any holder of more than one Note may act separately with respect to each Note so held (with the effect that a holder of more than one Note may accept such offer with respect to one or more Notes so held and reject such offer with respect to one or more other Notes so held) (c) “Change of Control” means a change resulting when (a) any Person or Persons acting together which would constitute a Group together with any Affiliates thereof shall at any time either (i) Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of the Parent or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of the Parent, such that such nominees, when added to any existing directors remaining on the Board of Directors of the Parent after such election who is an Affiliate of such Person or Group, shall constitute a majority of the Board of Directors of the Parent or (b) the Parent ceases to own, directly or indirectly, at least 51% of the evidence of ownership of the Operating Partnership. As used herein (1) “Beneficially Own” means “beneficially own” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange; (2) “Group” means a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; and (3) “Voting Stock” of any Person shall mean capital stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency. Section 8.8. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 and Section 8.7 that the notice of any optional prepayment or prepayment upon a Change of Control, respectively, specify a Business Day as the date fixed for such prepayment), (a) subject to clause (b), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (b) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. SECTION 9. AFFIRMATIVE COVENANTS. The Operating Partnership and the Parent, jointly and severally, covenant that from the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding:

-24- Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all Legal Requirements to which each of them is subject, as applicable, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective Properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non- compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Parent will comply with all Legal Requirements to maintain, and will at all times qualify as and maintain, its status as a real estate investment trust under Section 856(c)(1) of the Code or any successor provision. Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective Properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective Properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their Properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on Properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or any Subsidiary has established adequate reserves therefor in accordance with Generally Accepted Accounting Principles on the books of the Company or such Subsidiary. Section 9.5. Corporate Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its corporate existence in full force and effect. The Company will at all times preserve and keep in full force and effect the corporate existence of each Subsidiary (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of

-25- the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect. Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with Generally Accepted Accounting Principles and all applicable Legal Requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system. Section 9.7. Guarantors. (a) The Company will cause each Subsidiary of the Parent (other than the Operating Partnership) that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith deliver the following to each holder of a Note: (i) a Guaranty; (ii) a certificate signed by an authorized responsible officer of such Guarantor containing representations and warranties on behalf of such Guarantor to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, and 5.7 of this Agreement (with respect to such Guarantor and such Guaranty); (iii) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Guarantor and the due authorization by all requisite action on the part of such Guarantor of the execution and delivery of such Guaranty and the performance by such Guarantor of its obligations thereunder; and (iv) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Guarantor and such Guaranty as the Required Holders may reasonably request. (b) The Company may request in writing that the holders of the Notes release, and upon receipt of such request the holders shall release, a Guarantor from its Guaranty so long as: (i) such Guarantor is not otherwise required to be a party to such Guaranty under the immediately preceding subsection (a) or Section 9.8(b); (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release; (iii) the representations and warranties made or deemed made by the Company and each other Obligor in the Transaction Documents to which any of them is a party, as applicable, shall be true and correct on and as of the date of such release with the same force and effect as

-26- if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Transaction Documents; and (iv) each holder of a Note shall have received such written request at least 10 days (or such shorter period as may be acceptable to the Required Holders) prior to the requested date of release. Delivery by the Company to the holders of the Notes of any such request shall constitute a representation by the Company that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. The holders agree to furnish to the Company, upon the Company’s written request and at the Company’s sole cost and expense, any release, termination, or other agreement or document evidencing the foregoing release as may be reasonably requested by the Company. (c) Notwithstanding the foregoing, if any lender or agent is paid any remuneration as consideration for the release of such Guarantor as a borrower, co-borrower or guarantor under a Material Credit Facility, then such remuneration shall be concurrently paid, on the same equivalent terms, ratably to each holder of the Notes then outstanding. Section 9.8. Property Pool. (a) The Company will and, subject to Section 9.8(b), the Company’s Subsidiaries will, at all times own (in fee simple title or through an Eligible Ground Lease) a pool (the “Pool”) of assets that are not mortgaged, pledged, hypothecated, or encumbered in any manner, other than Permitted Encumbrances, with an aggregate Value such that the total amount of the Company’s Indebtedness other than Secured Debt outstanding from time to time, shall never be greater than 60% of such Value. The Pool shall have the following characteristics: (i) assets in the Pool shall be completed income producing Industrial Buildings (including properties containing multiple buildings in one industrial park), with parking sufficient to meet all Legal Requirements and consistent with market conditions that will accommodate full occupancy of the building, provided, however, that Los Angeles Corporate Center Office Building in Los Angeles, California, will not be excluded from the Pool because it is not an Industrial Building, (ii) the Company must have received from third party independent consultants, written assessments (including, without limitation, Phase I environmental reports) for each Property in, or to be added to, the Pool that do not disclose any material environmental conditions, structural defects or title defects, or other material risks related to such Property, and (iii) no Property in the Pool shall be owned by the Parent, the Operating Partnership or a Subsidiary which has a provision in its Organizational Documents which has or may have the effect of prohibiting or limiting the Parent’s, the Operating Partnership’s or the Subsidiary’s ability to sell, transfer or convey such Property. If requested by a holder, the Company will provide to such holder written assessments from third party independent environmental consultants for all Pool Properties acquired after the Execution Date. If the Required Holders determine that there are material environmental conditions existing on or risks to such Properties, the Properties will be excluded from the Pool.

-27- (b) If any Property to be included in the Pool is owned by a Subsidiary of the Company, it may be included in the Pool only if: (i) the owner of the Property is either (A) a Wholly-Owned Subsidiary of the Company or (B) if not a Wholly-Owned Subsidiary, then (1) the Value of the Property owned by such Subsidiary (“Partial Subsidiary Real Estate”) to be used in the calculation in clause (a) above shall be as provided in clause (a) multiplied by the cumulative percentage interest of the Subsidiary owned by the Company, and (2) the Company controls all major decisions regarding the Partial Subsidiary Real Estate, including the right to sell or refinance the Partial Subsidiary Real Estate; and (ii) the owner of the Property (A) executes a Guaranty in Proper Form and delivers it to each holder of a Note, and otherwise meets the requirements of Section 9.7(a), and such Guaranty remains in full force and effect, and (B) would not at any time be in default under Section 11(f), (g), or (k), if said subsections were applicable to said owner. (c) If the Company requests inclusion of assets in the Pool that do not meet the requirements of this Section 9.8, then such assets may only be included in the Pool upon the prior written approval of the Required Holders. Section 9.9. Co-Borrowers. (a) The Operating Partnership and the Parent shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Agreement upon the “Company”, (b) a release of one or more Persons comprising the “Company” shall not in any way be deemed a release of any other Person comprising “Company”, and (c) a separate action hereunder may be brought and prosecuted against one or more of the Persons comprising the “Company” without limiting any liability or impairing the right of a Purchaser or any holder to proceed against any other Person comprising “Company”. Although it will not be a Default or an Event of Default if the Operating Partnership or the Parent fails to comply with any provision of Section 9 on or after the Execution Date and prior to the Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3. SECTION 10. NEGATIVE COVENANTS. The Operating Partnership and the Parent, jointly and severally, covenant that from the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding: Section 10.1. Transactions with Affiliates. The Company will not, and will not permit any other Obligor to, enter into, directly or indirectly, any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of Properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Obligor), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Obligor’s business and upon fair and reasonable terms no less favorable to the

-28- Company or such Obligor than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate. Section 10.2. Merger, Consolidation, Acquisitions, Sale of Assets, Etc. Neither the Parent nor the Operating Partnership will, nor will either permit any Guarantor to, in a single transaction or series of related transactions, directly or indirectly: (a) consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets to any Person unless the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Parent, the Operating Partnership or such Guarantor as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Parent, the Operating Partnership or such Guarantor, as the case may be, is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of a Note its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Notes and/or the relevant Guaranty, as applicable, (ii) such corporation or limited liability company shall have caused to be delivered to each holder of a Note an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and (iii) each Obligor, other than the Obligor that is the subject of the transaction or series of related transactions, reaffirms its obligations under each of the Transaction Documents to which it is a party in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; or (b) acquire all or substantially all of the assets of any Person other than an acquisition in which the Company acquires all or substantially all of the assets of another Person and the value of the assets acquired is less than 15% of the value of the assets of the Company on a consolidated basis (in accordance with Generally Accepted Accounting Principles) after such acquisition; or (c) sell, convey or lease all or any substantial part of its assets other than sales or leases executed in the ordinary course of business; and in each case, immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing. No such sale, conveyance, or lease of any substantial part of the assets of the Company shall have the effect of releasing the Company from its liability under this Agreement or the Notes. Section 10.3. Line of Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially

-29- changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the Execution Date and as described in the Presentation. Section 10.4. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws. Section 10.5. Financial Tests. The Company will ensure that at all times, on a consolidated basis in accordance with Generally Accepted Accounting Principles: (a) the Secured Debt to Total Asset Value Ratio is no greater than 40%; (b) the Fixed Charge Coverage Ratio is not less than 1.40:1.00; (c) the Unencumbered Interest Coverage Ratio is not less than 2.00:1.00; and (d) the Total Liabilities to Total Asset Value Ratio is no greater than 60%. Section 10.6. Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any Property (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, unless after giving effect to such action, no Default or Event of Default shall have occurred and be continuing, provided that notwithstanding the foregoing, the Company will not, and will not permit any of its Subsidiaries to, secure any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any Guaranty) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation in Proper Form including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders. Section 10.7. Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, contingently or otherwise, or become or remain liable with respect to any Indebtedness in excess of the Indebtedness which may be incurred within the limitations contained in Section 9.8 and Section 10.5. Section 10.8. Redemption. Neither the Parent nor the Operating Partnership will at any time buy back, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other similar Equity Interests if such action would cause the Company not to be in compliance with this Agreement, and so long as the aggregate market value of such stock or other

-30- Equity Interests when acquired shall not exceed, during any calendar year, 15% of the Company’s Net Worth. Section 10.9. Loans and Investments. The Company will not, and will not permit any of its Subsidiaries to, make any loan, advance, extension of credit or capital contribution to, or make or have any investment in, any Person, or make any commitment to make any such extension of credit or investment, except: (a) travel advances in the ordinary course of business to officers, employees and agents; (b) readily marketable securities issued or fully guaranteed by the United States (or investments or money market accounts consisting of the same); (c) commercial paper rated “Prime 1” by Moody’s or “A1” by S&P (or investments or money market accounts consisting of the same); (d) certificates of deposit or repurchase certificates issued by financial institutions (i) organized and existing under the laws of the United States, or any state, territory, province or possession thereof and (ii) the senior unsecured long-term debt of which is rated at least “A2” by Moody’s or at least “A” by S&P (or investments or money market accounts consisting of the same); provided that all of the foregoing in clauses (b), (c) and (d) not having a maturity of more than one year from the date of issuance thereof; (e) investments in Subsidiaries through which the Company or a Subsidiary, as applicable, invests in real estate assets permitted by this Agreement; (f) investments in Unconsolidated Affiliates that are engaged primarily in the business of investment in and operation of Industrial Buildings (valued at an amount equal to the Value of each Unconsolidated Affiliate’s operating real estate assets multiplied by the Equity Percentage for such Unconsolidated Affiliate); (g) loans, advances, and extensions of credit to Persons (who are not Affiliates of any Obligor) secured by valid and enforceable first and second priority Liens on real estate; (h) investments in undeveloped land; (i) investments in readily marketable securities (valued at the lower of cost or then market price) of another Person, not an Affiliate of any Obligor, traded on a national trading exchange, that is a real estate investment trust under Section 856(c)(1) of the Code, or that is a real estate operating company; (j) investments in Industrial Buildings;

-31- (k) investments in real estate assets that are being constructed or developed (including such assets that such Person has contracted to purchase and has no option to terminate without penalty) to be Industrial Buildings, but are not yet in operation; and (l) miscellaneous investments in other assets not described above not to exceed 5% of Total Asset Value in the aggregate. The Company will not, and will not permit any of its Subsidiaries to, mortgage, pledge, hypothecate or encumber in any manner the loans, advances or extensions of credit made pursuant to Section 10.9(g) or the securities held pursuant to Section 10.9(i). In addition to the limitations set forth above, in no event shall the aggregate value of all of the investments permitted under Sections 10.9(f), (g), (h) (i), (k) (valued at the total actual and budgeted cost of construction or development of such real estate assets (excluding any such assets on which construction has not commenced), including such costs incurred and to be incurred by Unconsolidated Affiliates to the extent of the greater of (i) the Equity Percentage of the Company or any Subsidiary of the Company in the applicable Unconsolidated Affiliate times the total actual and budgeted cost of construction or development of the real estate and (ii) the Recourse Amount with respect to such Unconsolidated Affiliate related to the applicable real estate asset), and (l) exceed 30% of the Total Asset Value, after giving effect to such investments. The calculation of the limitation pursuant to the preceding sentence will be made without duplication if a loan or investment shall be included in more than one category described in this Section 10.9. Section 10.10. No Negative Pledge. The Company will not, and will not permit any of its Subsidiaries to, create, assume, or allow any Negative Pledge in favor of any other Person affecting or relating to, any asset in the Pool; provided, however, that nothing in this Section 10.10 shall be deemed or construed to prohibit the Company and any of its Subsidiaries from delivering from time to time a Negative Pledge substantially in the form contained in Section 10.6 of this Agreement in connection with a Material Credit Facility. For purposes of this provision, “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than this Agreement, the Notes or any Guaranty) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that (i) an agreement that permits an Obligor to encumber its assets so long as such Obligor maintains one or more specified ratios that may limit such Obligor’s ability to encumber its assets but that does not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge and (ii) an agreement similar to Section 10.6 of this Agreement shall not constitute a Negative Pledge. Section 10.11. Restricted Payments. The Parent will not make any Restricted Payment during any calendar quarter which, when added to all Restricted Payments made during the same calendar quarter and the three immediately preceding calendar quarters, exceeds 90% of the Funds From Operations during the immediately preceding four calendar quarters; provided that the foregoing shall not prohibit the Parent from (a) making the minimum amount of Restricted Payments required to be made in order for the Parent to comply with the provisions of Section 9.1, or (b) issuing stock in the Parent to a transferor (not an Affiliate of any Obligor) of Property to the Company as a result of said transferor’s election to convert partnership interests in the Operating Partnership to stock in the Parent pursuant to agreements with said transferor allowing said

-32- conversion as a portion of the consideration for the transfer. Notwithstanding the foregoing, after the occurrence of an Event of Default, the Parent will not make any Restricted Payment except as required by clause (a) above; provided that, if, as a result of the occurrence of any Event of Default any of the Notes have been accelerated pursuant to Section 12.1, the Company will not, and will not permit any Subsidiary to, make any Restricted Payments to any Person other than to the Company or any Subsidiary. For purposes of this provision, “Restricted Payment” means (i) any dividend or other distribution on any shares of a Person’s capital stock (except dividends payable solely in shares of its capital stock or in rights to subscribe for or purchase shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any shares of a Person’s capital stock or (y) any option, warrant or other right to acquire shares of a Person’s capital stock. Although it will not be a Default or an Event of Default if the Operating Partnership or the Parent fails to comply with any provision of Section 10 before or after giving effect to the issuance of the Notes on a pro forma basis, if such a failure occurs, then any of the Purchasers may elect not to purchase the Notes on the date of Closing that is specified in Section 3 SECTION 11. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or (c) the Company or any Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a) and (b)) or in any Guaranty and such default is not remedied within 20 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(c)); or (d) (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby when taken as a whole proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Guarantor or by any officer of such Guarantor in any Guaranty or any writing furnished in connection with such Guaranty when taken as a whole proves to have been false or incorrect in any material respect on the date as of which made; or (e) (x) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least

-33- $5,000,000 beyond any period of grace provided with respect thereto, or (y) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or, solely with respect to a Material Credit Facility, one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (z) as a consequence of the occurrence or continuation of any event or condition (other than as a result of a Change of Control or the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into Equity Interests), (1) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (2) solely with respect to a Material Credit Facility, one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or (f) the Company or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation, dissolution or split-up, or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or (g) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Material Subsidiary, or any such petition shall be filed against the Company or any Material Subsidiary and such petition shall not be dismissed within 90 days; or (h) one or more final judgments or orders for the payment of money aggregating in excess of $5,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and the Material Subsidiaries and which judgments are not discharged for 30 days during which execution shall not be effectively stayed; or (i) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of

-34- intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(i), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or (j) except as otherwise permitted under this Agreement, any Guaranty shall cease to be in full force and effect, any Guarantor or any Person acting on behalf of any Guarantor shall contest in any manner the validity, binding nature or enforceability of any Guaranty, or the obligations of any Guarantor under any Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Guaranty; or (k) any Obligor shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid. SECTION 12. REMEDIES ON DEFAULT, ETC. Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(f) or (g) (other than an Event of Default described in clause (i) of Section 11(f) or described in clause (vi) of Section 11(f) by virtue of the fact that such clause encompasses clause (i) of Section 11(f)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, any holder or holders of a majority in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

-35- (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the applicable Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the

-36- obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1.1(a) or 1.1(b), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than the lower of (a) $5,000,000 or (b) the unpaid principal amount of the Note to be transferred. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

-37- (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. SECTION 14. PAYMENTS ON NOTES. Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York City at the principal office of JPMorgan Chase Bank in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make- Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2. SECTION 15. EXPENSES, ETC. Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or

-38- other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Guaranty, the Notes or any other Transaction Document (whether or not such amendment, waiver or consent becomes effective) within 15 Business Days after the Company’s receipt of any invoice therefor, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Guaranty, the Notes or any other Transaction Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Guaranty, the Notes or any other Transaction Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any other Obligor or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $2,500 per series. In the event that any such invoice is not paid within 15 Business Days after the Company’s receipt thereof, interest on the amount of such invoice shall be due and payable at the applicable Default Rate commencing with the 16th Business Day after the Company’s receipt thereof until such invoice has been paid. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that the Company’s bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI), provided, that such costs and expenses shall not exceed $500 for the initial filing and $250 per annum for any subsequent filings. Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder. Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Guaranty, the Notes, or any other Transaction Document and the termination of this Agreement.

-39- SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes, the Guaranties and the other Transaction Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 17. AMENDMENT AND WAIVER. Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the Purchasers which is, or the principal amount of the Notes the holders of which are, required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 and 20. Section 17.2. Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each Purchaser and each holder of a Note then outstanding with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser or holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Guaranty to each Purchaser and each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

-40- (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser or holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company (or any other Person in connection with, or in anticipation of, an acquisition of, tender offer for, or merger with, the Parent or the Operating Partnership) in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Guaranty or other Transaction Document shall operate as a waiver of any rights of any Purchaser or holder of such Note. Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Guaranty, the Notes, or any other Transaction Document, or have directed the taking of any action provided herein or in any Guaranty, the Notes, or any other Transaction Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. SECTION 18. NOTICES. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by email if the sender on the same day sends a confirming copy of such email by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage

-41- prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to each Purchaser and the holder of each Note in writing. Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the date delivery is indicated on the duly completed United States Postal Service return receipt, (ii) sent by overnight delivery service shall be deemed effectively given or received upon receipt, and (iii) sent by email (with a copy sent by an internationally recognized overnight delivery service) shall be deemed effectively given or received on the day of such transmission of such notice or other communication if transmitted prior to 5:00 p.m. eastern time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice. Refusal to accept delivery shall be deemed to constitute delivery. SECTION 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser on the Execution Date or at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company, the Purchasers or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. SECTION 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in

-42- nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement, any Guaranty, or any other Transaction Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20. In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

-43- SECTION 21. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. SECTION 22. MISCELLANEOUS. Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 10.2, neither the Operating Partnership nor the Parent may assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with Generally Accepted Accounting Principles. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with Generally Accepted Accounting Principles, and (ii) all financial statements shall be prepared in accordance with Generally Accepted Accounting Principles. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

-44- Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Section 22.5. Counterparts; Electronic Contracting. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement, any Guaranty and all other documents delivered hereunder (other than the Notes). Delivery of an electronic signature to, or a signed copy of, this Agreement, any Guaranty and all other documents delivered hereunder (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if any Purchaser shall request manually signed counterpart signatures to this Agreement, any Guaranty or any other documents delivered hereunder, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable. Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a)

-45- by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith. * * * * *

[Signature Page to Note Purchase Agreement] If you are in agreement with the foregoing, please sign a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, EASTGROUP PROPERTIES, L.P. By: EastGroup Properties General Partners, Inc., General Partner By: /s/ Brent Wood Name: Brent Wood Title: Executive Vice President, Chief Financial Officer, and Treasurer By: /s/ Staci Tyler Name: Staci Tyler Title: Senior Vice President, Chief Accounting Officer and Secretary EASTGROUP PROPERTIES, INC. By: /s/ Brent Wood Name: Brent Wood Title: Executive Vice President, Chief Financial Officer, and Treasurer By: /s/ Staci Tyler Name: Staci Tyler Title: Senior Vice President, Chief Accounting Officer and Secretary

[Signature Page to Note Purchase Agreement] This Agreement is accepted and agreed to as of the date hereof. METLIFE INSURANCE K.K. By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: Thomas Ho Title: Authorized Signatory MISSOURI REINSURANCE, INC. By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: Thomas Ho Title: Authorized Signatory METROPOLITAN TOWER LIFE INSURANCE COMPANY By: MetLife Investment Management, LLC, its Investment Manager By: /s/ Thomas Ho Name: Thomas Ho Title: Authorized Signatory

[Signature Page to Note Purchase Agreement] This Agreement is accepted and agreed to as of the date hereof. THRIVENT FINANCIAL FOR LUTHERANS By: /s/ Martin Rosacker Name: Martin Rosacker Title: Managing Director

[Signature Page to Note Purchase Agreement] This Agreement is accepted and agreed to as of the date hereof. TRANSAMERICA LIFE INSURANCE COMPANY By: AEGON USA Investment Management, LLC, its investment manager By: /s/ Josh Prieskorn Name: Josh Prieskorn Title: Vice President

[Signature Page to Note Purchase Agreement] This Agreement is accepted and agreed to as of the date hereof. AMERICAN GENERAL LIFE INSURANCE COMPANY By: AIG Asset Management (U.S.), LLC, as investment adviser By: /s/ Bryan W. Eells Name: Bryan W. Eells Title: Senior Vice President

[Signature Page to Note Purchase Agreement] This Agreement is accepted and agreed to as of the date hereof. THE SAVINGS BANK MUTUAL LIFE INSURANCE COMPANY OF MASSACHUSETTS By: Voya Investment Management Co. LLC, as Agent By: /s/ Scott Brown Name: Scott Brown Title: Vice President

SCHEDULE B (to Note Purchase Agreement) DEFINED TERMS “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or Equity Interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or Equity Interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. “Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act, as amended from time to time, and the U.K. Bribery Act 2010, as amended from time to time. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), as amended from time to time, and the USA PATRIOT Act. “Applicable Percentage” means, when determining the Value of operating real estate assets for the purposes of this Agreement, a capitalization rate equal to 7.00%, or such higher or lower percentage as shall be required or permitted under the Revolving Credit Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof; provided that (a) if the Revolving Credit Agreement shall not be in effect as of such date of determination, the highest percentage applicable under the Material Credit Facility or Material Credit Facilities in effect as of such date shall be the Applicable Percentage; and (b) if no Material Credit Facility shall be in effect as of such date of determination, the highest percentage applicable under the Material Credit Facility or Material Credit Facilities last in effect shall be the Applicable Percentage; provided further that the Applicable Percentage shall in no event be less than 6.75%. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

B-2 “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed. “Closing” is defined in Section 3. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. “Company” means EastGroup Properties, L.P., a Delaware limited partnership, and EastGroup Properties, Inc., a Maryland corporation, jointly and severally, or, in each case, any successor that becomes such in the manner prescribed in Section 10.2. “Confidential Information” is defined in Section 20. “Controlled Entity” means any of the Subsidiaries of the Parent or the Operating Partnership and any of their respective Affiliates. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means, with respect to any Note, that rate of interest that is the greater of (a) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank in New York, New York as its “base” or “prime” rate. “DFW Ground Leases” means (a) that certain Ground Lease Agreement dated as of June 3, 2013, between the Dallas Fort Worth International Airport Board, as Lessor, and DFW Global Logistics Centre 1, LLC, as Lessee, as subsequently assigned to EG DFW Global 1031, LLC, a Texas limited liability company, by that certain Assignment of Ground Lease Agreements dated August 26, 2021, recorded on August 27, 2021 under Document No. D221248988 in the Official Public Records of Tarrant County, Texas, (b) that certain Ground Lease Agreement (Building C) dated as of September 18, 2014, between the Dallas Fort Worth International Airport Board, as Lessor, and DFW Global Logistics Centre 2, LLC, as Lessee, as subsequently assigned to EG DFW Global 1031, LLC, a Texas limited liability company, by that certain Assignment of Ground Lease Agreements dated August 26, 2021, recorded on August 27, 2021 under Document No. D221248988 in the Official Public Records of Tarrant County, Texas, (c) that certain Ground Lease Agreement (Building D) dated as of September 18, 2014, between the Dallas Fort Worth International Airport Board, as Lessor, and DFW Global Logistics Centre 2, LLC, as Lessee, as subsequently assigned to EG DFW Global 1031, LLC, a Texas limited liability company, by that certain Assignment of Ground Lease Agreements dated August 26, 2021, recorded on August 27, 2021 under Document No. D221248988 in the Official Public Records of Tarrant County, Texas; and (d) that certain Ground Lease Agreement dated as of January 25, 2018, between the Dallas Fort Worth International Airport Board, as Lessor, and Logistics Center 6 & 7, LLC, as Lessee, as subsequently assigned to EastGroup Properties, L.P., a Delaware limited partnership, by that

B-3 certain Assignment of Ground Lease Agreement dated April 23, 2019, recorded on April 24, 2019 under Document No. 201900102723 in the Official Public Records of Dallas County, Texas. “Disclosure Documents” is defined in Section 5.3. “EBITDA” means an amount derived from (a) net earnings, plus (b) depreciation, amortization, interest expense and income taxes, plus or minus (c) any losses or gains resulting from sales of depreciable real estate property, write-downs, write-ups, write-offs or other valuation adjustments of assets or liabilities, in each case, as determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, and including (without duplication) the Equity Percentage of EBITDA for the Company’s Unconsolidated Affiliates. “El Paso Ground Leases” means, collectively: (a) that certain Butterfield Trail Industrial Park Lease dated September 13, 1991 (effective September 1, 1991), between the City of El Paso, Texas, as Lessor, and Kasco Ventures, Inc. d/b/a Kasco Ventures 226/227, as Lessee, as subsequently assigned to EastGroup Properties, L.P., a Delaware limited partnership, successor by merger to EastGroup Tennessee Properties, L.P., a California limited partnership, by that certain Special Warranty Deed and Assignment of Ground Lease dated April 11, 2000, recorded as Document No. 20000025854, Real Property Records of El Paso County, Texas; (b) that certain Butterfield Trail Industrial Park Lease dated November 25, 1997 (effective December 1, 1997) between the City of El Paso, Texas, as Lessor, and EastGroup Properties, L.P., as Lessee, conveying a leasehold interest in all of Lots 2, 3 and 4, Block 11, Butterfield Trail Industrial Park, Unit Two, City of El Paso, El Paso County, Texas, as more specifically described in the lease; (c) that certain Butterfield Trail Industrial Park Lease dated November 25, 1997 (effective December 1, 1997) between the City of El Paso, Texas, as Lessor, and EastGroup Properties, L.P., as Lessee, conveying a leasehold interest in a portion of Lot 8, Block 12, Butterfield Trail Industrial Park, Unit Three, City of El Paso, El Paso County, Texas, as more specifically described in the lease; (d) that certain Butterfield Trail Industrial Park Lease dated December 1, 1997 (effective December 1, 1997) between the City of El Paso, Texas, as Lessor, and EastGroup Properties, L.P., as Lessee, conveying a leasehold interest in a portion of Lot 8 and all of Lot 7, Block 11, Butterfield Trail Industrial Park, Unit Two, City of El Paso, El Paso County, Texas, as more specifically described in the lease; and (e) that certain Butterfield Trail Industrial Park Lease dated December 1, 1997 (effective December 1, 1997) between the City of El Paso, Texas, as Lessor, and EastGroup Properties, L.P., as Lessee, conveying a leasehold interest in a portion of Lot 8 and all of Lot 9, Block 11, Butterfield Trail Industrial Park, Unit Two, City of El Paso, El Paso County, Texas, as more specifically described in the lease. “Eligible Ground Lease” means a lease either expressly approved by the Required Holders in writing or a lease meeting at least the following requirements: (a) a remaining term (including renewal options exercisable at lessee’s sole option) of at least 30 years, (b) the leasehold interest is transferable and assignable without the landlord’s prior consent, (c) the ground lease is financeable in that, among other things, it provides or allows for, without further consent from the landlord, (i) notice and right to cure to lessee’s lender, (ii) a pledge and mortgage of the leasehold interest, (iii) recognition of a foreclosure of the leasehold interest including entering into a new lease with the lender, and (iv) no right of landlord to terminate without consent of lessee’s lender. It is hereby stipulated that the El Paso Ground Leases, the South Florida Ground Leases and DFW Ground Leases constitute Eligible Ground Leases.

B-4 “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination. “Equity Percentage” means the aggregate ownership percentage of the Company in each Unconsolidated Affiliate. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Default” is defined in Section 11. “Execution Date” is defined in Section 3. “Fixed Charge Coverage Ratio” means the ratio of (a) the Company’s EBITDA for the immediately preceding four calendar quarters less the Unit Capital Expenditures for such period, to (b) all amounts payable and paid on the Company’s Indebtedness (not including irregular final “balloon” payments of principal due at the stated maturity) plus all of the Company’s Interest Expense plus all amounts payable and paid on Company’s preferred stock and preferred units, in each case for the period used to calculate EBITDA. “Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a). “Funds From Operations” means net income of the Company determined in accordance with Generally Accepted Accounting Principles, plus depreciation and amortization; provided that there shall not be included in such calculation any gain or loss from debt restructuring and sales of depreciable Properties and impairment losses. Funds From Operations will be calculated, on an annualized basis, for the four calendar quarters immediately preceding the date of the calculation. Funds From Operations shall be calculated on a consolidated basis in accordance with Generally

B-5 Accepted Accounting Principles, and including (without duplication) the Equity Percentage of Funds From Operations for the Company’s Unconsolidated Affiliates. “Generally Accepted Accounting Principles” means, as to a particular Person, such accounting practice as, in the opinion of the independent accountants of recognized national standing regularly retained by such Person and acceptable to the Required Holders, conforms at the time to U.S. generally accepted accounting principles, consistently applied. Generally Accepted Accounting Principles means those principles and practices (a) which are recognized as such by the Financial Accounting Standards Board, (b) which are applied for all periods after the Execution Date in a manner consistent with the manner in which such principles and practices were applied to the most recent audited financial statements of the relevant Person furnished to the Purchasers or the holders or where a change therein has been concurred in by such Person’s independent auditors, and (c) which are consistently applied for all periods after the Execution Date so as to reflect properly the financial condition, and results of operations and changes in financial position, of such Person. “Governmental Authority” means (a) the government of (i) the United States or any state or other political subdivision thereof, or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any Properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Guarantors” is defined in Section 1.2. “Guaranty” is defined in Section 1.2. “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances. “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if

B-6 such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “Indebtedness” means and includes, without duplication (a) all obligations for borrowed money and letter of credit or similar reimbursement obligations, (b) all obligations evidenced by bonds, debentures, notes or other similar agreements, (c) all obligations to pay the deferred purchase price of Property or services, except trade accounts payable arising in the ordinary course of business, (d) all guaranties, endorsements, and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Total Liabilities of others (but not including contracts to purchase real property and assume related liabilities which are not yet consummated if the buyer has the ability to terminate the contract at its option), (e) all Total Liabilities secured by any Lien existing on any interest of the Person with respect to which Indebtedness is being determined in Property owned subject to such Lien whether or not the Total Liabilities secured thereby shall have been assumed, (f) dividends of any kind or character or other proceeds payable with respect to any stock, (g) the Swap Termination Value of all Swap Contracts, and (h) all obligations of such person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends. Indebtedness shall be calculated on a consolidated basis in accordance with Generally Accepted Accounting Principles (subject to Section 22.2), and, in the case of the Company, shall include (without duplication) the Equity Percentage of Indebtedness for the Company’s Unconsolidated Affiliates. Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under Generally Accepted Accounting Principles. “Industrial Buildings” means the Property used as industrial, service center and/or warehouse purposes of no more than one story, with no more than 15% of the net rentable area used for mezzanine office space. “INHAM Exemption” is defined in Section 6.2(e). “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note. “Interest Expense” means all of a Person’s paid, accrued or capitalized interest expense on such Person’s Indebtedness (whether direct, indirect or contingent), and including, without limitation, interest on all convertible debt, and, in the case of the Company, shall include (without duplication) the Equity Percentage of Interest Expense for the Company’s Unconsolidated Affiliates.

B-7 “Legal Requirement” means any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority. “Lien” means any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract, and shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions. “Make-Whole Amount” is defined in Section 8.6. “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests); in each case, on or prior to the Maturity Date of the Series B Notes. “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole. “Material Adverse Change” means a change which could reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect” means a material adverse effect on (a) the financial condition or results of operations of the Company and its Subsidiaries taken as a whole, (b) the ability of an Obligor to perform its material obligations under the Transaction Documents to which it is a party taken as a whole, (c) the validity or enforceability of the Transaction Documents taken as a whole, or (d) the material rights and remedies of the holders of the Notes under the Transaction Documents taken as a whole. “Material Credit Facility” means, as to the Company and its Subsidiaries, (a) (i) the Revolving Credit Facility; (ii) the Note Purchase Agreement dated August 28, 2013, as amended October 7, 2015, and August 22, 2018, and the 3.80% Senior Notes due August 28, 2025, issued August 28, 2013 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (iii) the Note Purchase Agreement dated October 1, 2015, as amended August 22, 2018, and the 3.97% Senior Notes due October 1, 2025, issued October 1, 2015 thereunder (and Note No. I thereunder subsequently re-issued as Note No. 4 on October 1, 2017), by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (iv) the Note Purchase Agreement dated October 7, 2015, as amended August 22, 2018, and the 3.99% Senior Notes due October 7, 2025, issued October 7, 2015 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (v) the 2016 Term Loan Agreement, entered into as of April 1, 2016, as amended as of February 16, 2018, June 29, 2018, October 17,

B-8 2018, and September 10, 2021, by and among EastGroup Properties, L.P., EastGroup Properties, Inc., the lenders party thereto (the “2016 Term Lenders-April”) and Wells Fargo Bank, National Association, as Agent for the 2016 Term Lenders-April; (vi) the Note Purchase Agreement dated December 15, 2016, as amended August 6, 2018, and the 3.48% Senior Notes, Series A, due December 15, 2024 (and Note No. RA-3 thereunder subsequently re-issued as Note No. RA-3A on September 1, 2021) and the 3.75% Senior Notes, Series B, due December 15, 2026, issued December 15, 2016 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (vii) the Note Purchase Agreement dated December 13, 2017, as amended August 22, 2018, and the 3.46% Senior Notes due December 13, 2024 issued thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc., to the purchasers thereof; (viii) the Note Purchase Agreement dated April 10, 2018, as amended August 22, 2018, and the 3.93% Senior Notes due April 10, 2028, issued April 10, 2018 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (ix) the Note Purchase Agreement dated March 28, 2019 and the 4.27% Senior Notes due March 28, 2029 issued March 28, 2019 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (x) the Note Purchase Agreement dated as of August 15, 2019 and the 3.54% Senior Notes due August 15, 2031 issued on August 15, 2019 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (xi) the Note Purchase Agreement dated as of August 19, 2019 and the 3.47% Senior Notes due August 19, 2029 issued on August 19, 2019 thereunder (and Notes No. R-5 and R-6 thereunder subsequently re-issued as Note No. R-5A on September 1, 2021) by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (xii) the Term Loan Agreement entered into as of October 10, 2019, as amended as of September 29, 2021, by and among EastGroup Properties, L.P., EastGroup Properties, Inc., the lenders party thereto (the “2019 Term Lenders”), Regions Bank, as Agent for the 2019 Term Lenders, U.S. Bank National Association, as Syndication Agent, and Regions Capital Markets, a Division of Regions Bank, and U.S. Bank National Association, as Joint Lead Arrangers and Joint Bookrunners; (xiii) the 2020 Term Loan Agreement entered into as of March 25, 2020, as amended as of June 29, 2021, and by that certain Release of Liens dated July 15, 2020, by and among EastGroup Properties, L.P., EastGroup Properties, Inc., the lenders party thereto (the “2020 Term Lenders”), PNC Bank, National Association, as Administrative Agent for the 2020 Term Lenders and PNC Capital Markets LLC as sole Lead Arranger and Bookrunner; and (xiv) the Note Purchase Agreement dated as of August 17, 2020 and the 2.61% Senior Notes, Series A, due October 14, 2030 and 2.71% Senior Notes, Series B, due October 14, 2032, in each case issued on October 14, 2020 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (xv) the 2021 Term Loan Agreement entered into as of March 18, 2021, as amended as of September 27, 2021, by and among EastGroup Properties, L.P., EastGroup Properties, Inc., the lenders party thereto (the “2021 Term Lenders”), The Bank of New York Mellon as Administrative Agent for the 2021 Term Lenders; (xvi) the Note Purchase Agreement dated as of April 8, 2021 and the 2.74% Senior Notes due June 10, 2031 issued on June 10, 2021 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; (xvii) the Note Purchase Agreement dated as of February 3, 2022 and the 3.03% Senior Notes due April 20, 2032 issued on April 20, 2022 thereunder by EastGroup Properties, L.P. and EastGroup Properties, Inc. to the purchasers thereof; and (xviii) the 2022 Term Loan Agreement dated as of March 31, 2022, by and among EastGroup Properties, L.P., EastGroup Properties, Inc., the lenders party thereto (the “2022 Term Lenders”), PNC Bank, National Association, as Administrative Agent for the 2022 Term Lenders and PNC Capital Markets LLC as sole Lead Arranger and Bookrunner;

B-9 and including, in each case, any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and (b) any other agreement(s) creating or evidencing indebtedness for borrowed money (excluding any such indebtedness incurred or assumed in connection with a particular real property (including any refinancing of such indebtedness) for which (i) recourse for payment is contractually limited to such property (subject to customary non-recourse carve-out provisions) and (ii) any Lien created to secure all or any part of such indebtedness extends solely to such property and other property that is an improvement thereto or is acquired for specific use in connection therewith) entered into on or after the Execution Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than $50,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency). “Material Subsidiary” means a Subsidiary to which more than 3.00% of Total Asset Value is attributable on an individual basis. “Maturity Date” is defined in the first paragraph of each Note. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA). “NAIC” means the National Association of Insurance Commissioners or any successor thereto. “Net Book Basis” means book value net of depreciation of a Property, as determined in accordance with Generally Accepted Accounting Principles. “Net Operating Income” means, for any income producing operating Property of the Company, the difference between (a) any operating income, proceeds and other income from such Property during the determination period, less (b) an amount equal to all costs and expenses (excluding security deposits, interest expense and any expenditures that are capitalized in accordance with Generally Accepted Accounting Principles, but including market-based internal management fee expenses) incurred as a result of, or in connection with, or properly allocated to, the operation or leasing of such Property during the determination period. Net Operating Income shall be calculated on a consolidated basis in accordance with Generally Accepted Accounting Principles (excluding the impact from straight-line rent-leveling adjustments and amortization of above- and below-market rent intangibles, but including (without duplication) the Equity Percentage of Net Operating Income for the Company’s Unconsolidated Affiliates. “Net Worth” means the stockholders’ equity of the Company and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, plus accumulated depreciation and amortization.

B-10 “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States by the Company or any Subsidiary primarily for the benefit of employees of the Company or one or more Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and (b) is not subject to ERISA or the Code. “Notes” is defined in Section 1.1. “Obligors” means any Person now or hereafter primarily or secondarily obligated to pay all or any part of the amounts due under the Transaction Documents, including the Company and the Guarantors. “Occupancy Level” means the occupied square footage that is leased to bona fide tenants not Affiliates of any Obligor or the subject property manager (or any of their respective Affiliates) paying the stated rent under written leases, based on the occupancy level at the time of determination. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. “Operating Partnership” means EastGroup Properties, L.P., a Delaware limited partnership, or any successor that becomes such in the manner prescribed in Section 10.2. “Organizational Documents” means with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a partnership, the partnership agreement establishing such partnership; with respect to a joint venture, the joint venture agreement establishing such joint venture, and with respect to a trust, the instrument establishing such trust; in each case including any and all modifications thereof as of the date of the Transaction Document referring to such Organizational Document and any and all future modifications thereof which are consented to by the holders of the Notes. “Original Guarantors” means EastGroup Properties Holdings, Inc., a Delaware corporation, EastGroup Properties General Partners, Inc., a Delaware corporation, and EastGroup TRS, Inc., a Delaware corporation, or any successor that becomes such in the manner prescribed in Section 10.2. “Parent” means EastGroup Properties, Inc., a Maryland corporation, or any successor that becomes such in the manner prescribed in Section 10.2.

B-11 “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto. “Permitted Encumbrances” means (a) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use; (b) materialmen’s, mechanic’s, warehousemen’s and other like Liens arising in the ordinary course of business, securing payment of Total Liabilities whose payment is not yet due, or that are being contested in good faith by appropriate proceedings diligently conducted, and for or against which the Property owner has established adequate reserves in accordance with Generally Accepted Accounting Principles; (c) Liens for taxes, assessments and governmental charges or assessments that are not yet due and payable or are being contested in good faith by appropriate proceedings diligently conducted, and for or against which the Property owner has established adequate reserves in accordance with Generally Accepted Accounting Principles; (d) Liens on real property which are insured around or against by title insurance; (e) Liens securing assessments or charges payable to a property owner association or similar entity which assessments are not yet due and payable or are being diligently contested in good faith; (f) Liens in favor of the Company securing obligations owing by a Subsidiary to the Company; and (g) Liens securing this Agreement, the Notes, the other Transaction Documents, and Indebtedness hereunder and thereunder, if any. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “Pool” is defined in Section 9.8(a). “Presentation” is defined in Section 5.3. “Proper Form” means in form and substance reasonably satisfactory to the Required Holders. “Property” or “Properties” means any interest in any kind of property or asset, whether real, leasehold, personal or mixed, tangible or intangible. “PTE” is defined in Section 6.2(a). “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2); provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

B-12 “QPAM Exemption” is defined in Section 6.2(d). “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Recourse Amount” means the amount of the Indebtedness of an Unconsolidated Affiliate which is recourse to the Company or another Subsidiary of the Company. “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Required Holders” means at any time (a) prior to the Closing, the Purchasers and (b) on or after the Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. “Restricted Payment” is defined in Section 10.11. “Revolving Credit Agreement” means the Fifth Amended And Restated Credit Agreement, entered into as of June 29, 2021, by and among EastGroup Properties, L.P., EastGroup Properties, Inc., the financial institutions signatory thereto (the “Lenders”), PNC Bank, National Association, as Administrative Agent for the Lenders, Regions Bank, as Syndication Agent, Wells Fargo Bank, National Association, Bank of America, N.A. and U.S. Bank National Association, as Co-Documentation Agents, and PNC Capital Markets LLC and Regions Capital Markets as Joint Lead Arrangers and Joint Bookrunner. “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto. “SEC” means the Securities and Exchange Commission of the United States, or any successor thereto. “Secured Debt” means the Indebtedness of the Company secured by a Lien, and any Indebtedness of any of the Company’s Subsidiaries owed to a Person not an Affiliate of the Company or such Subsidiary. “Secured Debt to Total Asset Value Ratio” means the ratio (expressed as a percentage) of Secured Debt to Total Asset Value. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

B-13 “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company. “Series A Notes” is defined in Section 1.1. “Series B Notes” is defined in Section 1.1. “Source” is defined in Section 6.2. “South Florida Ground Leases” means that certain Lease Agreement dated January 15, 1985, between the City of Fort Lauderdale, Florida, as Lessor, and James R. Liberty, an individual, and Keenan Development, Inc., a Florida corporation, as General Partners of K & L Partnership, a Florida General Partnership, as Lessee, recorded August 12, 1985 at Official Records Book 12742, Page 764 of the Public Records of Broward County, Florida, as amended by that certain (i) Amendment to Lease dated February 17, 1987, recorded April 9, 1987 at Official Records Book 14332, Page 940 of the Public Records of Broward County, Florida, (ii) Second Amendment to Lease Agreement dated October 4, 1988, recorded November 16, 1988 at Official Records Book 15960, Page 0274 of the Public Records of Broward County, Florida, (iii) Third Amendment to Lease Agreement dated September 4, 1992, recorded April 10, 1993 at Official Records Book 20543, Page 0435 of the Public Records of Broward County, Florida, (iv) Fourth Amendment to Lease Agreement dated June 27, 2001, and (v) Fifth Amendment to Lease Agreement dated April 30, 2001, and as assigned to EastGroup Properties, L.P. by that certain Assignment dated June 23, 1997. “Stabilization Date” means the earlier to occur of (a) the date the Occupancy Level reaches 90% for the first time, and (b) one year after the construction of the building improvements, other than tenant improvements, is substantially complete. “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company. “Substitute Purchaser” is defined in Section 21. “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

B-14 “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, but without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts. “Total Asset Value” means the sum of (without duplication) (a) the aggregate Value of all of Company’s operating real estate assets, plus (b) the amount of any cash and cash equivalents, excluding tenant security and other restricted deposits of the Company, plus (c) investments by the Company in Unconsolidated Affiliates that are engaged primarily in the business of investment in and operation of Industrial Buildings, valued at an amount equal to the Value of each Unconsolidated Affiliate’s operating real estate assets multiplied by the Equity Percentage for that Unconsolidated Affiliate, plus (d) investments by the Company in readily marketable securities of another Person, not an Affiliate of any Obligor, traded on a national trading exchange, that is a real estate investment trust under Section 856(c)(1) of the Code, or that is a real estate operating company, plus (e) investments by the Company in real estate assets that are being constructed or developed to be Industrial Buildings, but are not yet in operation, plus (f) investments by the Company in loans, advances, and extensions of credit to Persons (who are not Affiliates of any Obligor) secured by valid and enforceable first and second priority Liens on real estate that are paid current and under which no default has occurred, plus (g) land owned by the Company not in development. Except as otherwise provided herein, Total Asset Value shall be calculated on a consolidated basis in accordance with Generally Accepted Accounting Principles. “Total Liabilities” means and includes, without duplication, the sum of (a) Indebtedness of the Company and (b) all other items which in accordance with Generally Accepted Accounting Principles would be included on the liability side of a balance sheet of the Company on the date as of which Total Liabilities is to be determined (excluding capital stock, surplus, acquired unfavorable leases (as defined in Financial Accounting Standards Board Accounting Standards Codification Topic 805), surplus reserves and deferred credits), and including (without duplication), for each of the Company’s Unconsolidated Affiliates, the Equity Percentage multiplied by the Total Liabilities of such Unconsolidated Affiliate.

B-15 “Total Liabilities to Total Asset Value Ratio” means the ratio (expressed as a percentage) of Total Liabilities to Total Asset Value, with Total Asset Value based on the immediately preceding calendar quarter. “Transaction Documents” means this Agreement, the Notes, the Guaranties, all instruments, certificates and agreements now or hereafter executed or delivered to the Purchasers or the holders of the Notes pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing. “Unconsolidated Affiliate” means, in respect of any Person, any other Person (other than a Person whose stock is traded on a national trading exchange) in whom such Person holds a voting equity or ownership interest and whose financial results would not be consolidated under Generally Accepted Accounting Principles with the financial results of such Person on the consolidated financial statements of such Person. “Unencumbered Interest Coverage Ratio” means the ratio of (a) the sum of the Net Operating Income for each Property for the immediately preceding four calendar quarters, that is not subject to any Lien as of the last day of the preceding calendar quarter to (b) the Unsecured Interest Expense for the period used to calculate Net Operating Income. With regard to any such Property that has not been owned by the Company for the immediately preceding four calendar quarters, or that has achieved the Stabilization Date during such period, the Net Operating Income from such Property shall be annualized based upon the period of Company’s ownership, or the period following the Stabilization Date, as applicable. “Unit Capital Expenditure” means, for the purpose of determining the Fixed Charge Coverage Ratio and Value, on an annual basis, an amount equal to the sum of (a) the aggregate number of gross square feet contained in each completed, operating office building owned by the Company or its Subsidiary as of the last day of the applicable reporting period (or calendar quarter), multiplied by $0.75, plus (b) the aggregate number of gross square feet contained in each completed, operating Industrial Building owned by the Company or its Subsidiary as of the last day of the applicable reporting period (or calendar quarter), multiplied by $0.10. “United States” or “U.S.” means the United States of America. “Unsecured Debt” means all Indebtedness other than Secured Debt. “Unsecured Interest Expense” means the Company’s Interest Expense on all of the Company’s Unsecured Debt. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act,

B-16 the Iran Sanctions Act, the Sudan Accountability and Divestment Act, in each case as amended from time to time, and any other OFAC Sanctions Program. “Value” means the sum of (a) for Property (other than Property described in (b) below and clauses (e) and (g) of the definition of Total Asset Value), the result of dividing (i) the aggregate Net Operating Income of the subject Property based on the immediately preceding six calendar months and multiplied by two, less the aggregate Unit Capital Expenditure for such Property, by (ii) the Applicable Percentage; plus (b) for (i) Property that the Company or its Subsidiary has not owned for the full preceding six calendar months, or (ii) Property (whether acquired or constructed), for which construction is complete, and, with respect to which, the Stabilization Date has not occurred on or prior to the date which is six months preceding the date of determination, the aggregate Net Book Basis of the subject Property. Notwithstanding anything to the contrary herein, in no event shall a Property be valued at less than zero. “Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the Equity Interests (except directors’ qualifying shares) of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

SCHEDULE 1.1(a) (to Note Purchase Agreement) FORM OF SERIES A NOTE EASTGROUP PROPERTIES, L.P. EASTGROUP PROPERTIES, INC. 4.90% SERIES A SENIOR NOTE DUE [__________ __],1 2033 No. AR-__ __________ _, 20__ $__________ PPN: 27731# AQ8 FOR VALUE RECEIVED, the undersigned, EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation, jointly and severally (together, herein called the “Company”), hereby promise to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS (or so much thereof as shall not have been prepaid) on [__________ __],2 2033 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.90% per annum from the date hereof, payable semiannually, on the [__]3 day of [__________] and [__________]4 in each year, commencing with the [__________ __] or [__________ __]5 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.90% or (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States at JPMorgan Chase Bank in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of August 16, 2022 (as from time to time amended, the “Note Purchase Agreement”) between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer 1 Insert month and numerical day that is 11 years from the Closing. 2 Insert month and numerical day that is 11 years from the Closing. 3 Insert numerical day of the Closing. 4 Insert month that is 11 years from the Closing and six months thereafter. 5 Insert month and numerical day that is 11 years from the Closing and six months thereafter.

S-1.1(a)-2 duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount (or new Notes in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note, as provided by Section 13.2 of the Note Purchase Agreement) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. EASTGROUP PROPERTIES, L.P. By: EastGroup Properties General Partners, Inc., General Partner By: Name: Title: By: Name: Title: EASTGROUP PROPERTIES, Inc. By: Name: Title: By: Name: Title:

SCHEDULE 1.1(b) (to Note Purchase Agreement) FORM OF SERIES B NOTE EASTGROUP PROPERTIES, L.P. EASTGROUP PROPERTIES, INC. 4.95% SERIES B SENIOR NOTE DUE [__________ __],6 2034 No. BR-__ __________ _, 20__ $__________ PPN: 27731# AR6 FOR VALUE RECEIVED, the undersigned, EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation, jointly and severally (together, herein called the “Company”), hereby promise to pay to ____________, or registered assigns, the principal sum of _____________________ DOLLARS (or so much thereof as shall not have been prepaid) on [__________ __],7 2034 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.95% per annum from the date hereof, payable semiannually, on the [__]8 day of [__________] and [__________]9 in each year, commencing with the [__________ __] or [__________ __]10 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.95% or (ii) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States at JPMorgan Chase Bank in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as of August 16, 2022 (as from time to time amended, the “Note Purchase Agreement”) between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer 6 Insert month and numerical day that is 12 years from the Closing. 7 Insert month and numerical day that is 12 years from the Closing. 8 Insert numerical day of the Closing. 9 Insert month that is 12 years from the Closing and six months thereafter. 10 Insert month and numerical day that is 12 years from the Closing and six months thereafter.

S-1.1(b)-2 duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount (or new Notes in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note, as provided by Section 13.2 of the Note Purchase Agreement) will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. EASTGROUP PROPERTIES, L.P. By: EastGroup Properties General Partners, Inc., General Partner By: Name: Title: By: Name: Title: EASTGROUP PROPERTIES, Inc. By: Name: Title: By: Name: Title:

SCHEDULE 1.2 (to Note Purchase Agreement) FORM OF GUARANTY GUARANTY dated as of [__________ __], 2022, made by [____________________], a [____________________] (the “Guarantor”), in favor of the holders from time to time of the Notes referred to below (collectively the “Obligees”). WHEREAS, EastGroup Properties, L.P., a Delaware limited partnership (the “Operating Partnership”) and EastGroup Properties, Inc., a Maryland corporation (the “Parent” and, together with the Operating Partnership, the “Company”), have entered into a Note Purchase Agreement dated as of August 16, 2022 (as amended or otherwise modified from time to time, collectively the “Note Agreement” and terms defined therein and not otherwise defined herein are being used herein as so defined) with the institutional purchasers listed in Schedule A thereto, providing for the issuance and sale by the Company to such purchasers of $150,000,000 in aggregate principal amount of its Senior Notes consisting of $75,000,000 aggregate principal amount of its 4.90% Series A Senior Notes due [__________ __], 2033 (the “Series A Notes”) and $75,000,000 aggregate principal amount of its 4.95% Series B Senior Notes due [__________ __], 2034 (the “Series B Notes”; the Series A Notes and the Series B Notes are hereinafter referred to collectively as the “Notes”); and WHEREAS, it is a requirement of the Note Agreement that the Guarantor execute and deliver this Guaranty; and WHEREAS, the Guarantor is a Subsidiary of the Parent and the Guarantor will derive substantial direct and indirect benefit from the execution and delivery of this Guaranty. NOW, THEREFORE, in consideration of the premises the Guarantor hereby agrees as follows: Section 1. GUARANTEE. The Guarantor unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, (i) the punctual payment when due, whether at stated maturity, by prepayment, by acceleration or otherwise, of all obligations of the Company arising under the Note Agreement and the Notes, including all extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest (including, without limitation, interest on any overdue principal, the Make-Whole Amount, if any, and interest at the rates specified in the Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Parent or the Operating Partnership under any applicable Debtor Relief Laws as defined below), Make-Whole Amount, fees, expenses, indemnification or otherwise, and (ii) the due and punctual performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed under the Note Agreement and the Notes, (all such obligations are called the “Guaranteed Obligations”); provided that such performance and obligation shall not fall due any earlier than is required of the Company under the Note

S-1.2-2 Agreement and the Notes; and provided further that the aggregate liability of the Guarantor hereunder in respect of the Guaranteed Obligations shall not exceed at any time the lesser of (1) the amount of the Guaranteed Obligations and (2) the maximum amount for which the Guarantor is liable under this Guaranty without such liability being deemed to have been a fraudulent transfer (or any analogous concept) under applicable Debtor Relief Laws, as determined by a court of competent jurisdiction. As used herein, the term “Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect. The Guarantor also agrees to pay, in addition to the amount stated above, any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by any Obligee in enforcing any rights under this Guaranty or in connection with any amendment of this Guaranty. Without limiting the generality of the foregoing, this Guaranty guarantees, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by any other Person to any Obligee but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person. Section 2. GUARANTEE ABSOLUTE. The obligations of the Guarantor under Section 1 of this Guaranty constitute a present and continuing guaranty of payment and not of collectability and the Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note Agreement and the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Obligee with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Parent or the Operating Partnership or any other Person liable for the Guaranteed Obligations or whether the Parent or the Operating Partnership or any other such Person is joined in any such action or actions. To the extent permitted by law, the liability of the Guarantor under this Guaranty shall be primary, absolute, irrevocable, and unconditional irrespective of: (i) any lack of validity or enforceability of any Guaranteed Obligation, the Note Agreement, any Note, any other Guaranty or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Note Agreement, any Note or any other Guaranty; (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure by any other Person liable, or any other guarantee, for all or any of the Guaranteed Obligations; (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral or any other assets of the Parent or the Operating Partnership or any other Subsidiary;

S-1.2-3 (v) any change, restructuring or termination of the corporate structure or existence of the Parent or the Operating Partnership or any other Subsidiary; or (vi) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense, offset or counterclaim available to, or a discharge of, the Parent or the Operating Partnership. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Obligee or any other Person upon the insolvency, bankruptcy or reorganization of the Parent or the Operating Partnership or otherwise, all as though such payment had not been made. Section 3. WAIVERS. The Guarantor hereby irrevocably waives, to the extent permitted by applicable law: (i) promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty; (ii) any requirement that any Obligee or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Parent or the Operating Partnership or any other Person or any collateral; (iii) with respect to any Obligee any defense, offset or counterclaim arising by reason of any claim or defense based upon any action by any other Obligee; (iv) any duty on the part of any Obligee to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of any Person and its assets now known or hereafter known by such Obligee; and (v) any rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against the Parent or the Operating Partnership, any other guarantor or any other Person. Section 4. WAIVER OF SUBROGATION AND CONTRIBUTION. The Guarantor shall not assert, enforce, or otherwise exercise (A) any right of subrogation to any of the rights, remedies, powers, privileges or Liens of any Obligee or any other beneficiary against the Parent or the Operating Partnership or any other obligor on the Guaranteed Obligations or any collateral or other security, or (B) any right of recourse, reimbursement, contribution, indemnification, or similar right against the Parent or the Operating Partnership in respect of the Guaranteed Obligations, and the Guarantor hereby waives any and all of the foregoing rights, remedies, powers, privileges and the benefit of, and any right to participate in, any collateral or other security given to any Obligee or any other beneficiary to secure payment of the Guaranteed Obligations, until such time as the Guaranteed Obligations have been indefeasibly paid in full. If, notwithstanding the foregoing, the Guarantor receives any proceeds as a result of the foregoing actions, such proceeds shall be held by the Guarantor in trust for the Obligees and segregated from other funds of the Guarantor.

S-1.2-4 Section 5. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as follows: (i) The Guarantor is a [corporation/limited liability company/other entity to be described] duly organized, validly existing and, where legally applicable, in good standing under the laws of its jurisdiction of formation. The execution, delivery and performance of this Guaranty have been duly authorized by all necessary action on the part of the Guarantor. (ii) The execution, delivery and performance by the Guarantor of this Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any material property of the Guarantor or any Subsidiary of the Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other material agreement or instrument to which the Guarantor or any Subsidiary of the Guarantor is bound or by which the Guarantor or any Subsidiary of the Guarantor or any of their respective material properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any Subsidiary of the Guarantor. (iii) The Guarantor and the Company are members of the same consolidated group of companies and the Guarantor will derive substantial direct and indirect benefit from the execution and delivery of this Guaranty. (iv) After giving effect to the execution and delivery of this Guaranty the Guarantor is solvent and generally able to pay its debts as and when they become payable in the ordinary course. The payment obligations of the Guarantor under this Guaranty will rank at least pari passu with all other unsecured and unsubordinated Indebtedness of the Guarantor. Section 6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all Obligees, (A) limit the liability of or release the Guarantor hereunder (except in the case of releases made pursuant to the terms of the Note Agreement), (B) postpone any date fixed for, or change the amount of, any payment hereunder or (C) change the percentage of Notes the holders of which are required to take any action hereunder. Section 7. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and sent (A) by email if the sender on the same day sends a confirming copy of such notice by a recognized international overnight delivery service (charges prepaid), (B) by registered or certified mail with return receipt requested (postage prepaid), or (C) by a recognized international overnight delivery

S-1.2-5 service (with charges prepaid). Such notice if sent to the Guarantor shall be addressed to it at the address of the Guarantor provided below its name on the signature page of this Guaranty or at such other address as the Guarantor may hereafter designate by notice to each holder of Notes, or if sent to any holder of Notes, shall be addressed to it as set forth in the Note Agreement. Any notice or other communication herein provided to be given to the holders of all outstanding Notes shall be deemed to have been duly sent if sent as aforesaid to each of the registered holders of the Notes at the time outstanding at the address for such purpose of such holder as it appears on the Note register maintained by the Company in accordance with the provisions of Section 13.1 of the Note Agreement. Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the date delivery is indicated on the duly completed United States Postal Service return receipt, (ii) sent by recognized international overnight delivery service shall be deemed effectively given or received on the date of package delivery as indicated on the records of or certificates provided by the overnight delivery service, and (iii) sent by email (with a copy sent by an internationally recognized overnight delivery service) shall be deemed effectively given or received on the day of such transmission of such notice or other communication if transmitted prior to 5:00 p.m. eastern time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice. Refusal to accept delivery shall be deemed to constitute delivery. Section 8. NO WAIVER; REMEDIES. No failure on the part of any Obligee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Section 9. CONTINUING GUARANTEE. This Guaranty is a continuing guarantee of payment and performance and shall (A) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (B) be binding upon the Guarantor, its successors and assigns and (C) inure to the benefit of and be enforceable by the Obligees and their successors, transferees and assigns. Section 10. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL. The Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty. To the fullest extent permitted by applicable law, the Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in this Section by mailing a copy thereof by registered or certified mail, postage

S-1.2-6 prepaid, return receipt requested, to the Guarantor at its address specified in Section 7 or at such other address of which the Obligees shall then have been notified pursuant to said Section 7. The Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to the Guarantor. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable internationally recognized courier or overnight delivery service. Nothing in this Section 10 shall affect the right of any Obligee to serve process in any manner permitted by law, or limit any right that the Obligees may have to bring proceedings against the Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH. Section 11. GOVERNING LAW. This Guaranty shall be construed and enforced in accordance with, and the rights of the Guarantor and the Obligees shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of laws of a jurisdiction other than such State. Section 12. ELECTRONIC CONTRACTING. This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Guaranty and all other documents delivered hereunder. Delivery of an electronic signature to, or a signed copy of, this Guaranty and all other documents delivered hereunder by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if the Obligees shall request manually signed counterpart signatures to this Guaranty or any other documents delivered hereunder, the Guarantor hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable. [Remainder of Page Left Intentionally Blank]

S-1.2-7 IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written. [GUARANTOR] By: Name: Title: By: Name: Title: Address: Attention: Telephone: Telecopy: